Financial instruments	6 Months Ended
Jun. 30, 2025
Disclosure of detailed information about financial instruments [abstract]
Financial instruments
10. Financial instruments
Valuation hierarchy of financial instruments carried at fair value on a recurring basis
The table below shows the classifications of our financial instruments by valuation method in accordance with IFRS 13 “Fair Value Measurement” at 30 June 2025 and 31 December 2024.
All instruments shown as being held at fair value have been classified as fair value through the profit and loss unless specifically footnoted.

	30 June 2025					31 December 2024
	Held at fair value			Held at amortised cost US$m	Total US$m	Held at fair value			Held at amortised cost US$m	Total US$m
	Level 1(a) US$m	Level 2(b) US$m	Level 3(c) US$m			Level 1(a) US$m	Level 2(b) US$m	Level 3(c) US$m
Assets
Cash and cash equivalents(d)	3,033	—	—	5,982	9,015	4,893	—	—	3,602	8,495
Investments in equity shares and funds(e)	119	—	235	—	354	96	—	183	—	279
Other investments, including loans(f)	115	—	290	135	540	230	—	275	104	609
Trade and other financial receivables(g)	10	1,077	—	2,548	3,635	15	1,379	—	1,948	3,342
Loans to equity accounted units	—	—	—	682	682	—	—	—	509	509
Forward contracts and option contracts: designated as hedges(h)	—	—	11	—	11	—	—	27	—	27
Forward, option and embedded derivatives contracts, not designated as hedges(h)	—	17	170	—	187	—	42	19	—	61
Derivatives related to net debt(i)	—	169	—	—	169	—	24	—	—	24

Liabilities
Trade and other financial payables(j)	—	(45)	—	(7,627)	(7,672)	—	(144)	—	(6,392)	(6,536)
Forward, option and embedded derivatives contracts, designated as hedges(h)	—	—	(222)	—	(222)	—	—	(180)	—	(180)
Forward, option and embedded derivatives contracts, not designated as hedges(h)	—	(47)	(116)	—	(163)	—	(48)	(108)	—	(156)
Derivatives related to net debt(i)	—	(238)	—	—	(238)	—	(367)	—	—	(367)
(a)Valuation is based on unadjusted quoted prices in active markets for identical financial instruments.
(b)Valuation is based on inputs that are observable for the financial instruments, which include quoted prices for similar instruments or identical instruments in markets which are not considered to be active, or inputs, either directly or indirectly based on observable market data.
10. Financial instruments (continued)
(c)Valuation is based on inputs that cannot be observed using market data (unobservable inputs). The change in valuation of our level 3 instruments for the period to 30 June 2025 and 31 December 2024 is as follows.

	30 June 2025	31 December 2024
Level 3 financial assets and liabilities	US$m	US$m
Opening balance	216	147
Currency translation adjustments	5	(12)
Total realised gains/(losses) included in:
– net operating costs	19	(32)
Total unrealised gains included in:
– net operating costs	172	22
Total unrealised gains transferred into other comprehensive income through cash flow hedges	9	34
Additions to financial assets	47	88
Disposals/maturity of financial instruments	(100)	(31)
Closing balance	368	216
Net gains included in the income statement for assets and liabilities held at year end	158	3
(d)Our Cash and cash equivalents of US$9,015 million (31 December 2024: US$8,495 million) includes US$3,033 million (31 December 2024: US$4,893 million)relating to money market funds which are treated as FVTPL under IFRS 9 with the fair value movements reported as finance income.
(e)Investments in equity shares and funds include US$279 million (31 December 2024: US$221 million) of equity shares, not held for trading, where we have irrevocably elected to present fair value gains and losses on revaluation in other comprehensive income. The election is made at an individual investment level.
(f)Other investments, including loans, covers cash deposits in rehabilitation funds, government bonds, managed investment funds and royalty receivables.
(g)Trade receivables include provisionally priced invoices. The related revenue is initially based on forward market selling prices for the quotation periods stipulated in the contracts with changes between the provisional price and the final price recorded separately within “Other revenue”. The selling price can be measured reliably for the Group's products, as it operates in active and freely traded commodity markets. At 30 June 2025, US$1,058 million (31 December 2024: US$1,374 million) of provisionally priced receivables were recognised.
(h)Level 3 derivatives mainly consist of derivatives embedded in electricity purchase contracts linked to the LME, midwest premium and billet premium with terms expiring between 2025 and 2036 (31 December 2024: 2025 and 2036). Derivatives related to renewable power purchase agreements are linked to forward electricity prices with terms expiring between 2026 and 2054 (31 December 2024: 2026 and 2054).
(i)Net debt derivatives include interest rate swaps and cross-currency swaps.
(j)Trade and other financial payables comprise trade payables, other financial payables, accruals and amounts due to equity accounted units.
There were no material transfers between level 1 and level 2, or between level 2 and level 3 in the current or prior period.
10. Financial instruments (continued)
Valuation techniques and inputs
The techniques used to value our more significant fair value assets/(liabilities) categorised under level 2 and level 3 are summarised below:

	30 June 2025	31 December 2024
Description	Fair value US$m	Fair value US$m	Valuation technique	Significant inputs
Level 2
Interest rate swaps	68	(156)	Discounted cash flows	•Applicable market quoted swap yield curves •Credit default spread
Cross-currency interest rate swaps	(137)	(187)	Discounted cash flows	•Applicable market quoted swap yield curves •Credit default spread •Market quoted FX rate
Provisionally priced receivables	1,058	1,374	Closely related listed product	•Applicable forward quoted metal price
Level 3
Renewable power purchase agreements	(4)	(111)	Discounted cash flows	•Forward electricity price •Energy volume
Derivatives embedded in electricity contracts	(152)	(132)	Option pricing model	•LME forward aluminium price •Midwest premium and billet premium
Royalty receivables	265	252	Discounted cash flows	•Forward commodity price •Mine production
Sensitivity analysis in respect of level 3 financial instruments
For assets/(liabilities) classified under level 3, the effect of changing the significant unobservable inputs on carrying value has been calculated using a movement that we deem to be reasonably probable.
Net derivative liabilities related to our renewable power purchase agreements have a fair value of US$4 million at 30 June 2025 (31 December 2024: US$111 million). The fair value is calculated as the present value of the future contracted cash flows using risk-adjusted forecast prices including credit adjustments. A 10% increase in forecast electricity prices over the remaining term of the contracts would result in a US$569 million (31 December 2024: US$499 million) increase in fair value and a 10% decrease in forecast electricity prices would result in a US$570 million (31 December 2024: US$500 million) decrease in fair value.
To value long-term aluminium embedded power derivatives, we use unobservable inputs when the term of the derivative extends beyond observable market prices. Changing the level 3 inputs to reasonably possible alternative assumptions does not change the fair value significantly, taking into account the expected remaining term of contracts for either reported period. The fair value of these derivatives is a net liability of US$152 million at 30 June 2025 (31 December 2024: US$132 million).
10. Financial instruments (continued)
Royalty receivables include amounts arising from our previously divested coal businesses with a fair value of US$265 million (31 December 2024: US$252 million). These are classified as “Other investments, including loans” within "Other financial assets". The fair values are determined using level 3 unobservable inputs. These royalty receivables include US$104 million from forecast production beyond 2030. These have not been adjusted for potential changes in production rates that could occur due to climate change targets impacting the operator.
The main unobservable input is the long-term coal price used over the life of these royalty receivables. A 15% increase in the coal spot price would result in a US$25 million (31 December 2024: US$24 million) increase in the fair value. A 15% decrease in the coal spot price would result in a US$122 million (31 December 2024: US$61 million) decrease in the fair value. We have used a 15% assumption to calculate our exposure as it represents the annual coal price movement that we deem to be reasonably possible (on an annual basis over the long run).
Fair values disclosure of financial instruments
The following table shows the carrying value and fair value of our borrowings including those which are not carried at an amount which approximates their fair value 30 June 2025 and 31 December 2024. The fair values of some of our financial instruments approximate their carrying values because of their short maturity, or because they carry floating rates of interest.

	30 June 2025		31 December 2024
	Carrying value US$m	Fair value US$m	Carrying value US$m	Fair value US$m
Listed bonds(a)	17,355	16,944	8,137	7,702
Oyu Tolgoi project finance	3,854	4,109	3,852	4,103
Other	822	781	453	416
Total borrowings (including overdrafts)	22,031	21,834	12,442	12,221
a.On 12 March 2025, we issued US$9 billion of fixed and floating rate SEC-registered debt securities. The bonds consist of eight tranches of varying principal amount, tenor and coupon. One tranche consisting of US$500 million three-year notes is priced at a floating rate coupon of Compounded SOFR plus 0.84% maturing in 2028, with the remaining seven tranches priced at fixed coupons ranging between 4.375% and 5.875% and maturity dates ranging between 2027 and 2065.
Borrowings relating to listed bonds are categorised as level 1 in the fair value hierarchy while those relating to project finance drawn down by Oyu Tolgoi use a number of level 3 valuation inputs. Our remaining borrowings have a fair value measured by discounting estimated cash flows with an applicable market quoted yield, and are categorised as level 2 in the fair value hierarchy.
The Group’s borrowings of US$22,031 million (31 December 2024: US$12,442 million) include US$3,921 million (31 December 2024: US$3,945 million) of subsidiary entity borrowings that are subject to various financial and general covenants; the non-compliance with these covenants, if not remediated, would permit the lender to immediately call the loan and borrowings. The covenants with all respective borrowers were in compliance as at 30 June 2025 and are expected to be in compliance within 12 months after the reporting date. This includes our project finance borrowings in Oyu Tolgoi (OT) which require that OT maintains a certain level of debt-equity ratio and debt service coverage ratio. Based on our forecasting, we consider this risk of non-compliance with these covenants to be remote.